                                                                   EXHIBIT 10.18

                           MEMORANDUM OF SETTLEMENT
                           ------------------------

     This Memorandum of Settlement (the "Agreement") is entered into effective upon the date of execution by the last party hereto to sign, by Douglas White, Jeremiah M. Daly, Kathleen Miller, Robert Gewant, Leon Leavitt, Nicholas Brown, and Charles Rowley (collectively, "the Plaintiff Group"), and Divot Corporation, Divot Development Corporation, Divot Golf Realty, Inc., Divot Golf Corporation, Divot Partners, Ltd., Divot Golf WGV, Ltd., Divot Golf WGV, Inc., Divot Properties WGV, Inc., Joseph R. Cellura, Ellee M. Knight, Clifford Bagnall, and Robert W. Baird & Co. (collectively "the Defendant Group").


                                  BACKGROUND
                                  ----------

    A. The Plaintiff Group is comprised of individuals and entities with alleged claims against the Defendant Group arising out of the various business relationships between the parties, and specifically the activities and conduct of the Defendant Group with respect to a project known as the World Golf Village and the operation of Divot Golf Corporation.

    B. There are currently pending two federal court actions brought by different members of the Plaintiff Group against different members of the Defendant group. Those cases are:

        1.   Douglas E. White v. Joseph R. Cellura, et al., Case No.: 99CIV-3528
             ---------------------------------------------
             United States District Court for the Southern District of New York

        2.   Jeremiah M. Daly v. Joseph R. Cellura, et al., Case No.: 99CIV-3914
             ---------------------------------------------
             United States District Court for the Southern District of New York

             (collectively, "the Lawsuits").

    C. The parties to this Agreement have determined that it is in their mutual best interests to revolve their disputes, including, but not limited to, the Lawsuits.

                                     TERMS
                                     -----

     1.   Consideration: In consideration for the making of this Agreement, the
          -------------
payments, transfers, representations, warranties, and releases identified below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have entered into this Agreement intending to be legally bound.

     2.   No Admissions: Nothing in this Agreement shall operate as or be
          -------------
construed as an indication, inference, presumption, admissions, or as evidence relative to any fact, issue of law, issue of liability, or any other matter on the part of any member of the Plaintiff Group or Defendant Group.

     3.   Payment:  Upon the execution of this Agreement, Divot Golf Corporation
          -------
will execute and deliver a $225,000 promissory note in favor of the Plaintiff Group.

     4.   Issuance of Shares in Divot Golf Corporation: Upon the effective date,
          --------------------------------------------
or as soon thereafter as reasonably possible, Divot Golf Corporation will issue
7.65 million shares of its common stock, with an issue effective date of July 1, 1998, as directed by counsel for the Plaintiff Group.

     5.   Assignment of Profits Interest: Upon the effective date of this
          ------------------------------
Agreement, or as soon thereafter as reasonably possible, counsel for Joseph R. Cellura will deliver Mr. Cellura's Assignment of Contract to counsel for the individuals of the Plaintiff Group as specified in the Assignment of Contract, assigning all of Mr. Cellura's rights, title, or interest in and to the Agreements for Profits in the World Golf Village, parcels 10, 12/13, 15, and 18, to the individuals named in said assignment, in the form attached as Exhibit "A."

     6.   General Releases and Dismissals: Upon the effective date, or as soon
          -------------------------------
thereafter as reasonably possible, counsel for the Plaintiff Group will deliver to counsel for Joseph R.

Cellura, signed General Releases in the form attached hereto as Exhibit "B", from all members of the Plaintiff Group. Separate General Releases will be prepared and delivered to counsel with respect to all potential claims against Ellee M. Knight. In addition, counsel for the Plaintiff Group will immediately file and serve, upon the effective date, dismissals with prejudice as to the Defendant Group in the two pending Lawsuits.

     7.  Representation of the Plaintiff Group: The members of the Plaintiff
         -------------------------------------
Group represent that no actions, lawsuits, reports, complaints, or referrals of any kind have been instituted against any member of the Defendant Group, other than the two pending Lawsuits, and that no member of the Plaintiff Group presently intends to, nor will they upon completion of the terms of this Agreement, institute any proceeding against any member of the Defendant Group, either through civil, criminal, or administrative proceedings.

     8.  Confidentiality: The parties agree that the terms and conditions of
         ---------------
this Agreement shall remain confidential and the parties agree not to disclose them, unless legally required to do so by lawful process or other requirements of applicable law, including, but not limited to, federal securities laws. Each party shall immediately provide notice to their counsel, who will in turn notify opposing counsel, concerning any effort by any third-party to obtain information protected under this provision. In the event any party hereto is contacted by a member of the media regarding this Agreement, or any settlement between the Plaintiff Group and Defendant Group, the parties agree that the response to such an inquiry will be that "the parties have amicably settled all matters."

     9.  Severability: The duties, rights, and obligations of the parties
         ------------
hereunder are severable, and in no way conditioned upon the performance of any other party to this Agreement. In the event of a default by any party to this Agreement, or the breach of any provision of this

Agreement by any of the parties hereunder, such breach or default shall in no way effect the rights or obligations of the remaining parties who are not in default.

     10.  Governing Law and Jurisdiction:  This Agreement, the Assignment of
          ------------------------------
Contract, and all General Releases arising from this Agreement will be construed and interpreted in accordance with Florida law. The parties agree that jurisdiction for any dispute arising from this Agreement shall be proper and exclusive in the federal courts for the Southern District of New York or the Middle District of Florida.

     11.  Counterparts:  This Agreement may be executed in any number of
          ------------
counterparts, all of which shall be deemed to be an original instrument, but all such documents shall constitute one and the same instrument. A facsimile copy of this Agreement and any signature thereon shall be construed for all purposes as originals.


                                        DIVOT CORPORATION

/s/ Douglas White                       By:   /s/ Joseph R. Cellura
----------------------------------            ----------------------------
DOUGLAS WHITE                                 JOSEPH R. CELLURA
                                              ----------------------------
Date:                                         Printed Name
      ----------------------------
                                        Its:  Chairman & CEO
                                              ----------------------------
                                        Date: 6/29/99
                                              ----------------------------

/s/ Jeremiah M. Daly
----------------------------------
JEREMIAH M. DALY

Date:       6/29/99
     -----------------------------


                                        DIVOT DEVELOPMENT CORPORATION
/s/ Kathleen Miller
----------------------------------
KATHLEEN MILLER

Date:       6/29/99
      ----------------------------
                                        By:   /s/ Joseph R. Cellura
                                              ----------------------------
/s/ Robert Gewant                             JOSEPH R. CELLURA
----------------------------------            ----------------------------
ROBERT GEWANT                                 Printed Name

                                       Its:   Chairman & CEO
Date:       6/29/99                           ----------------------------
      ----------------------------     Date:  6/29/99
                                              ----------------------------

                                     DIVOT GOLF REALTY, INC.
/s/ Leon Leavitt
------------------------------
LEON LEAVITT

Date:       6/29/99
     -------------------------

                                     By:   /s/ Joseph R. Cellura
                                           ----------------------------
                                           JOSEPH R. CELLURA
/s/ Nicholas Brown
------------------------------             ----------------------------
NICHOLAS BROWN                             Printed Name

                                     Its:  President & CEO
Date:       6/29/99                        ----------------------------
     -------------------------       Date: 6/29/99
                                           ----------------------------

/s/ Charles Rowley
------------------------------
CHARLES ROWLEY                       DIVOT GOLF CORPORATION

Date:       6/29/99
     -------------------------
                                     By:   /s/ Ken Craig
                                           ---------------------------------
                                           KEN CRAIG
                                           ---------------------------------
                                           Printed Name

                                     Its:  PRESIDENT
                                           ---------------------------------
                                     Date: 6-29-99
                                           ---------------------------------

                                     DIVOT PARTNERS, LTD.

                                     By:   /s/ Joseph R. Cellura
                                           ---------------------------------
                                           JOSEPH R. CELLURA
                                           ---------------------------------
                                           Printed Name

                                     Its:  Chairman & CEO Divot Development
                                           Corporation General Partners DPL Ltd
                                           ---------------------------------
                                     Date: 6/29/99
                                           ---------------------------------


                                     DIVOT GOLF WGV, LTD.


                                     By:   /s/ Joseph R. Cellura
                                           ----------------------------
                                           JOSEPH R. CELLURA
                                           ----------------------------
                                           Printed Name

                                     Its:  President & CEO
                                           ----------------------------
                                     Date: 6/29/99
                                           ----------------------------

                                        DIVOT GOLF WGV, INC.


                                        By:   /s/ Joseph R. Cellura
                                              ----------------------------
                                              JOSEPH R. CELLURA
                                              ----------------------------
                                              Printed Name

                                        Its:  President & CEO
                                              ----------------------------
                                        DATE: 6/29/99
                                              ----------------------------


                                        DIVOT PROPERTIES WGV, INC.


                                        By:   /s/ Joseph R. Cellura
                                              ----------------------------
                                              JOSEPH R. CELLURA
                                              ----------------------------
                                              Printed Name

                                        Its:  Chairman & CEO
                                              ----------------------------
                                        Date: 6/29/99
                                              ----------------------------


                                        /s/ JOSEPH R. CELLURA
                                        ----------------------------------
                                        JOSEPH R. CELLURA

                                        Date: 6/29/99
                                              ----------------------------


                                        /s/ Ellee M. Knight
                                        ----------------------------------
                                        ELLEE M. KNIGHT

                                        Date: 6/29/99
                                              ----------------------------


                                        /s/ Clifford F. Bagnall
                                        ----------------------------------
                                        CLIFFORD BAGNALL

                                        Date: 6/30/99
                                              ----------------------------